UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2009

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code   (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On January 26, 2009, the Company announced the appointment of Mark C. Rosenblum, age 54, as Senior Vice President, General Counsel and Corporate Secretary, effective as of that date.  Mr. Rosenblum has also been elected an executive officer of the Company.  A copy of the Company’s press release announcing the appointment is attached to this current report on Form 8-K as Exhibit 99.1.

The Company is not aware of any related person transaction, directly or indirectly, with or involving Mr. Rosenblum within the scope of Item 404(a) of Regulation S-K or otherwise.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release, dated January 27, 2009, announcing the appointment of Mark C. Rosenblum as a Senior Vice President, and as General Counsel and Corporate Secretary of Hooper Holmes, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date: January 28, 2009                                                                         By:/s/ Michael J. Shea
Michael J. Shea
Senior Vice President,
Chief Financial Officer and Treasurer